UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 21, 2023

PETIQ INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38163	35-2554312
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 E. Riverside Dr. Eagle, Idaho	83616
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 939-8900

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, pay value $0.001 per share	PETQ	Nasdaq Global Select

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

At the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) held on June 21, 2023, the stockholders of PetIQ, Inc., (“the “Company”) voted on the following proposals, each of which is more fully described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities Exchange commission on April 28, 2023. Of the 29,369,827 shares of the Company’s common stock outstanding as of the record date, 24,762,799 shares, or approximately 84.31% were present or represented by proxy at the Annual Meeting.

The following is a brief description of each matter voted upon and the certified results, including the number of votes case for and against each mater and, if applicable, the number of votes withheld, abstentions and broker non-votes with respect to each such matter.

Proposal 1. Stockholders elected each of the following nominees to serve as directors on the Company’s Board of Directors (the “Board) until the Company’s 2024 Annual Meeting of Stockholders or until his successor has been duly elected and qualified. The voting results for such nominees were as follows:

Director Name	Votes For	Votes Withheld	Broker Non- Votes
McCord Christensen	19,995,906	1,471,736	3,210,595
Kimberly Lefko	19,785,870	1,294,529	3,210,595

Proposal 2. Stockholders ratified the appointment of KPMG LLC as the Company’s independent registered accounting firm for its fiscal year ending December 31, 2023.

Shares Voted For	Shares Voted Against	Abstentions	Broker Non- Votes
23,945,407	104,685	712,707	N/A

Proposal 3. Stockholders approved a non-binding advisory vote on the compensation of the Company’s named executive officers.

Shares Voted For	Shares Voted Against	Abstentions	Broker Non- Votes
17,747,404	3,438,319	366,481	3,210,595

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PetIQ INC.

Date: June 22, 2023	By:	/s/ McCord Christensen
	Name:	McCord Christensen
	Title:	Chairman and Chief Executive Officer